UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934


                        Date of Report: October 22, 2004
                        (Date of earliest event reported)

                               PLANGRAPHICS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Colorado                     0-14273                 84-0868815
        --------                     -------                 ----------
       (State of                   (Commission              (IRS Employer
     incorporation)                File Number)          Identification No.)


                    112 East Main Street, Frankfort, KY 40601
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (720) 851-0716


        -----------------------------------------------------------------
             (Former Name and address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Forbearance Agreement. On October 22, 2004, the Company and its lender, Branch Banking & Trust Co. ("BB&T") entered into a Forbearance Agreement pertaining to the expired asset based line of credit ("LOC") reported on Form 8-K, dated October 3, 2004. Under the Forbearance Agreement BB&T is making funding under the LOC available through December 3, 2004 while the Company makes its best efforts to secure funding from another institution to replace the expired LOC from BB&T. The Forbearance Agreement, which may be extended, is filed herewith as Exhibit 10.1to this Form 8-K.


ITEM 8.01     OTHER EVENTS


Pending SEC reports. On October 26, 2004 the Company paid its auditors the accrued amounts due for its fiscal year 2003 end of year audit. Accordingly, management expects to complete the remaining audit procedures and subsequently pending interim periodic report reviews and file the required SEC filings to regain full reporting compliance.

On October 26, 2004 the Company distributed a press release, "PlanGraphics moves audit forward; line of credit update," which is filed with this report as
Exhibit 99.1.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

Exhibit No.            Description
-----------            -----------

10.1     Forbearance agreement with Branch Banking & Trust

99.1 Press Release dated October 27, 2004, PlanGraphics pays auditor; line of credit update



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               PLANGRAPHICS, INC.
                                  (Registrant)


October 28, 2004               /S/  Fred Beisser
                               ------------------
                                   (Signature)
                              Frederick G. Beisser
                         Senior Vice President - Finance
              Secretary, Treasurer and Principal Accounting Officer